UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
		        WASHINGTON, D.C.  20549

			       FORM 8-K

	Current Report Pursuant to Section 13 or 15(d) of
		The Securities Exchange Act of 1934

	                  December 26, 2006
	Date of Report (Date of earliest event reported)

  		            TelVue Corporation
    (Exact name of registrant as specified in its charter)

	Delaware	              0-17170         51-0299879
(State or other jurisdiction  (Commission    (I.R.S. Employer
  of incorporation)            File Number)   Identification No.)


			16000 Horizon Way, Suite 500,
			Mt. Laurel, New Jersey  08054
		(Address of principal executive offices)


  			          856-273-8888
	(Registrant's telephone number, including area code)


                                N/A
			(Former name or former address,
			if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act
  	(17 CFR 230.425)

__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 	(17 CFR 240.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the
 	Exchange Act(17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the
 	Exchange Act(17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

	On December 26, 2006, Princeton Server Group, LLC ("PSG") issued a 6% Convertible Note (the "Note") to TelVue Corporation ("TelVue"). Under the terms of the Note, PSG borrowed $400,000 from TelVue. No payments of principal or interest under the Note are due until July 1, 2007. The interest rate of the Note is equal to six percent (6%) of the principal per annum due. Beginning on July 1, 2007, and on the first day of each calendar month thereafter through January 1, 2008, PSG must pay TelVue, monthly in arrears, interest on the unpaid principal balance of the Note. The unpaid principal of the Note shall be paid in forty eight (48) equal installments of principal, together with interest on the unpaid balance, commencing on February 1, 2008 and on the first day of each calendar month thereafter through January 1, 2012. TelVue's rights to payment under the Note are subordinate to certain Senior Debt as defined and described in the Note. Subject to certain terms and conditions as set forth in the Note, but in no event earlier than March 1, 2007, TelVue may, at its option covert all, but not less than all, of the unpaid principal amount of the Note plus all accrued but unpaid interest into equity or securities of PSG at a price of $1.08 per share. The Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain bankruptcy proceedings. In the event of a default, all of the obligations of PSG under the Note may be declared immediately due and payable.

	On January 4, 2007, TelVue entered into a Separation Agreement and Release (the "Agreement") with Stanley Greene, Senior Vice President and a former part-time TelVue consultant ("Greene"), who resigned from his position as of December 7, 2006. Under the Agreement, TelVue will pay Greene sixteen
(16) weeks of severance, to be paid bi-weekly, totaling $60,000.00 less any
appropriate deductions.    The Agreement contains customary representations
made by Greene, including an acknowledgment and agreement not to disparage TelVue or its related parties in any way, to return any records and property of TelVue and not to disclose any confidential information of TelVue that he became privy to through his employment without written permission. Greene also agrees to abide fully by the Non-Solicitation, Non-Disclosure and Non-Recruitment Agreement he previously executed with TelVue. In the event of a breach of the Agreement by Greene, all future payments and benefits thereunder shall terminate.


                                SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	January 10, 2007          TelVue Corporation


                                  By:    /s/ Joseph Murphy
                                  Name:  Joseph Murphy
                                  Title: President and Chief Executive Officer